                                                                    EXHIBIT 10.2

                  BUSINESS SEPARATION AND SETTLEMENT AGREEMENT



         This Business Separation and Settlement Agreement (this "Agreement") is made and entered into as of October 30, 2001, by and among MAII Holdings, Inc., a Texas corporation (the "Company"), and Robert M. Bennett and Satana Corporation (each, a "Satana Party" and collectively, the "Satana Parties").

                                   WITNESSETH:

         WHEREAS, the Company, on the one hand, and the Satana Parties, on the other hand, desire to terminate their business relationship on the terms set forth herein;

         NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

         1. Settlement Obligations. The parties agree as follows:

                  (a) On the date hereof, the Company shall purchase from the Satana Parties, and the Satana Parties shall sell to the Company, the number of shares of common stock, par value $0.002 per share, of the Company (the "Common Stock") set forth opposite each Satana Party's name on Schedule I attached hereto (collectively, the "Shares"), for a purchase price of $2.00 per share (Nine Hundred Eighty-Five Thousand Two Hundred Ninety Dollars ($985,290) in the aggregate) (the "Purchase Price"). The applicable portion of the Purchase Price shall be payable to each Satana Party by wire transfer to an account designated by each Satana Party, against delivery to the Company by each Satana Party of certificates for the Shares being sold to the Company hereunder, together with stock powers executed in blank.

                  (b) On the date hereof, the Company shall issue to each Satana Party a warrant to purchase the number of shares of Common Stock set forth opposite such Satana Party's name on Schedule I (246,322 shares in the aggregate), such warrants being substantially in the form of Exhibit A attached hereto (collectively, the "Warrants"). The Company agrees that as long as the Satana Parties in the aggregate own at least 50% of the Warrants and/or shares underlying the Warrants, that the Chief Executive Officer of the Company will hold a quarterly progress meeting with Robert M. Bennett, subject to a confidentiality agreement in accordance with Regulation FD, no later than the twenty-fifth day following the end of each calendar quarter and that such meeting will include delivery of then-available financial information for the most recent quarter and will include an update on the Company's then-current and planned business strategy.

                  (c) Except for the acquisition of shares of Common Stock underlying the Warrants, each Satana Party agrees not to acquire, directly or indirectly, any securities of the Company following the Closing.

         2. Closing. The closing of the transactions contemplated herein (the "Closing") shall be deemed to have occurred on the date of this Agreement (the "Closing Date").

         3. Releases.

                  (a) Release by the Satana Parties. Each Satana Party, on its own behalf and on behalf of its respective directors, partners, shareholders, officers, agents, employees, successors, heirs, legal representatives and the respective successors, heirs, legal representatives and assigns of each of the foregoing (collectively, the "Satana Party Releasors") agrees to release and do hereby release, acquit and forever discharge the Company and its directors, officers, employees, agents, attorneys, successors and assigns and the respective successors, heirs, legal representatives and assigns of each of the foregoing (collectively, the "Company Releasees") from, and extinguishes, any and all claims, demands, debts, damages, costs, losses, expenses, commissions, actions, causes of action, rights, liabilities, obligations and choses in action of whatever nature or type which any of the Satana Party Releasors have, or may have, or which have been, or could have been, or in the future otherwise might have been asserted in connection with acts of the Company Releasees or any of them occurring on or prior to the date hereof (the "Satana Party Claims"), except that in no event shall this paragraph operate to release any of the Company Releasees from any claims or liability resulting from a breach of the representations, warranties, covenants and agreements of the Company contained in this Agreement.

                  (b) Release by the Company. The Company, on its own behalf and on behalf of its directors, shareholders, officers, agents, employees, successors, heirs, legal representatives and the respective successors, heirs, legal representatives and assigns of each of the foregoing (collectively, the "Company Releasors") agrees to release and does hereby release, acquit and forever discharge the Satana Parties and their respective directors, officers, partners, employees, agents, attorneys, successors and assigns and the respective successors, heirs, legal representatives and assigns of each of the foregoing (collectively, the "Satana Party Releasees") from, and extinguishes, any and all claims, demands, debts, damages, costs, losses, expenses, commissions, actions, causes of action, rights, liabilities, obligations and choses in action of whatever nature or type which any of the Company Releasors have, or may have, or which have been, or could have been, or in the future otherwise might have been asserted in connection with acts of the Satana Party Releasees or any of them occurring on or prior to the date hereof (the "Company Claims"), except that in no event shall this paragraph operate to release any of the Satana Party Releasees from any claims or liability resulting from a breach of the representations, warranties, covenants and agreements of the Satana Parties contained in this Agreement

         4. Representations and Warranties.

                  (a) Representations and Warranties of the Company. The Company hereby represents and warrants that the following are true and correct as of the date hereof: (i) the Company is a corporation validly existing and in good standing under the laws of the State of Texas; (ii) the Company has the corporate power and authority to execute, deliver and perform its obligations under this Agreement, and the execution, delivery and performance by it of this Agreement has been duly authorized by all necessary corporate action, and this Agreement constitutes the valid and binding obligation of the Company, enforceable against it in accordance with the terms hereof; (iii) the Company has not assigned, sold, conveyed or otherwise transferred all or any portion of the Company Claims; (iv) the execution, delivery and performance by the Company of this Agreement do not, and the consummation of the transactions contemplated by and compliance with this Agreement will not: conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of the Company's articles of incorporation or bylaws or any contract, agreement, obligation or other document to which the Company is a party or by which it or any of its properties or assets is otherwise bound or affected, or conflict with or result in any violation of any domestic or foreign judgment, verdict, jury award, injunction, order or decree ("Judgment") or domestic or foreign statute, law (including common law), ordinance, rule or regulation ("Law") applicable to the Company or its properties or assets; (v) the Company (including through its directors and officers) is not aware of any transaction or other proposal pertaining to a change of control of the Company or any sale by the Company of any material portion of its assets or business.

                  (b) Representations and Warranties of the Satana Parties. Each Satana Party, as to himself, hereby represents and warrants that the following are true and correct as of the date hereof: (i) if the Satana Party is an entity, such Satana Party is validly existing and in good standing under the laws of the State of organization; (ii) such Satana Party has the power and authority to execute, deliver and perform its obligations under this Agreement (including, without limitation, the sale of the Shares to the Company), and this Agreement constitutes such Satana Party's valid and binding obligation, enforceable against such Satana Party in accordance with the terms hereof; (iii) such Satana Party owns the Shares set forth opposite its name on Schedule I (which shares constitute all shares of Common Stock owned by such Satana Party) free and clear of all liens, security interests and other encumbrances and/or claims of any kind, and will transfer such shares to the Company hereunder free and clear of any liens, security interests and other encumbrances and/or claims or any kind (except pursuant to applicable securities laws and except for such encumbrances and claims created by the Company or otherwise applicable to the Company); (iv) such Satana Party has not assigned, sold, conveyed or otherwise transferred all or any portion of the Satana Party Claims; (v) if such Satana Party is an individual, such Satana Party has consulted or has had sufficient opportunity to discuss with any person, including an attorney of his choice, all provisions of this Agreement, that such Satana Party has carefully read and fully understands all the provisions of this Agreement, that such Satana Party is competent to execute this Agreement, and that such Satana Party is voluntarily entering into this Agreement of his own free will and accord, without reliance upon any statement or representation (other than as provided herein) of any person or parties released, or their representatives, concerning the nature and extent of the damages and/or legal liability therefore; and (vi) the execution, delivery and performance by such Satana Party of this Agreement do not, and the consummation of the transactions contemplated by and compliance with this Agreement will not: conflict with or result in any violation of or default (with or without notice or lapse of time, or both) under any provision of such Satana Party's organizational documents or any contract, agreement, obligation or other document to which such Satana Party is a party or by which it or any of its properties or assets is otherwise bound or affected, or conflict with or result in any violation of any Judgment or Law applicable to such Satana Party or its properties or assets. In addition, the Satana Parties acknowledge and agree that the Company may have knowledge of certain material information that the Satana Parties do not have knowledge of, that the Company previously asked the Satana Parties to sign a confidentiality agreement in order to disclose certain confidential information to the Satana Parties, which was refused by the Satana Parties, that the Satana Parties have been provided complete access to the management of the Company, and that the Purchase Price may not bear any relevance to the actual value of the Shares or the Company. Each Satana Party further represents and warrants that: (i) such Satana Party has requested that the Company purchase the Shares owned by such Satana Party;
(ii) such Satana Party is a sophisticated investor; and (iii) such Satana Party has done its own due diligence on the Company and is not relying upon the Company to furnish it with any information (other than as provided herein).

                  (c) Other Agreements. After the Closing: (i) each Satana Party agrees not to make any disparaging statements, written or verbal, regarding the Company or any of the Company Releasees at any time; and (ii) the Company agrees not to make any disparaging statements, written or verbal, regarding any Satana Party or any of the Satana Party Releasees at any time. In addition, after the Closing, each Satana Party agrees not to directly or indirectly assist or cooperate with any person or entity who intends to or has filed a lawsuit against any Company Releasee or intends to attempt to effect a change of control of the Company or influence the Company's management or policies. However, the provisions of this Section shall not prohibit a party from complying with a subpoena issued by a court of competent jurisdiction or a governmental agency with valid subpoena power or otherwise from complying with applicable law.

         5. Amendment and Assignment. This Agreement may be amended, modified or supplemented only by an instrument in writing executed by all the parties hereto. This Agreement shall extend to and be binding upon, and inure of the benefit of the Satana Party Releasees, the Company Releasees and each of the parties hereto and their respective heirs, successors, assigns, legal representatives and any corporation or other entity into or with which any party hereto may merge or consolidate. Notwithstanding the above, neither this Agreement nor any right created hereby shall be assignable to any party hereto without the prior written consent of the other parties hereto, which consent shall not be unreasonably withheld.

         6. Notice. Any notice or communication must be in writing and given by depositing the same in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, or by delivering the same in person or by facsimile. Any such notice or communication shall be deemed received, if not earlier received, on the third business day following the date on which it is mailed, or on the day on which it is hand delivered or delivered by facsimile, as the case may be.

         7. Confidentiality. The parties shall keep this Agreement and its terms confidential, but any party may make such disclosures as are required by law.

         8. Entire Agreement. This Agreement contains the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings, oral or written, relating to the subject matter hereof.

         9. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable by a court of competent jurisdiction, such provisions shall be deemed severable and this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provisions did not comprise a part hereof unless the loss of such provision causes this Agreement to fail of its essential purpose; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom except as aforesaid. Furthermore, in lieu of such illegal, invalid or unenforceable provision, the parties agree to meet to determine in good faith, or will ask the court to determine, a provision as similar in its terms to such illegal, invalid or unenforceable provision as may be possible and be legal, valid and enforceable and such provision so determined shall then be added as part of this Agreement.

         10. Governing Law. This Agreement and the rights and obligations of the parties hereto, shall be governed, construed and enforced in accordance with the laws of the State of Texas.

         11. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                       MAII HOLDINGS, INC.


                                       By: /s/ Christie S. Tyler
                                           ------------------------
                                           Christie S. Tyler,
                                           Chief Executive Officer



                                           /s/ Robert M. Bennett
                                           ------------------------
                                           Robert M. Bennett




                                       SATANA CORPORATION


                                       By:   /s/ Robert M. Bennett
                                             ----------------------
                                       Its:  President

                                   SCHEDULE I


Name of                          Number of                  Shares of Common
Satana                           Shares Being Sold          Stock Underlying Warrant
------                           -----------------          ------------------------
Robert M. Bennett                      472,500                       236,250
Satana Corporation                      20,145                        10,072
                                       -------                       -------
                                       492,645                       246,322

                                 FORM OF WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY OTHER SECURITIES LAWS, HAVE BEEN TAKEN FOR INVESTMENT, AND MAY NOT BE SOLD OR TRANSFERRED OR OFFERED FOR SALE OR TRANSFER UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS WITH RESPECT TO SUCH SECURITIES IS THEN IN EFFECT, OR IN THE OPINION OF COUNSEL (WHICH OPINION IS REASONABLY SATISFACTORY TO THE ISSUER OF THESE SECURITIES), SUCH REGISTRATION UNDER THE SECURITIES ACT AND OTHER APPLICABLE SECURITIES LAWS IS NOT REQUIRED.

Date: October 30, 2001                                       Warrant to Purchase

                                                                 Shares



                              MAII HOLDINGS, INC.

              (Incorporated under the laws of the State of Texas)

               WARRANT FOR THE PURCHASE OF SHARES OF COMMON STOCK

    Warrant Price: $3.00 per share, subject to adjustment as provided below.


         THIS IS TO CERTIFY that, for value received, ______________ and its registered assigns (collectively, the "Holder"), is entitled to purchase, subject to the terms and conditions hereinafter set forth, up to ___________ shares of the $0.002 par value common stock ("Common Stock") of MAII Holdings, Inc., a Texas corporation (the "Company"), and to receive certificate(s) for the Common Stock so purchased.

         1. EXERCISE PERIOD AND VESTING. The exercise period is the period beginning on the date of this Warrant (the "Issuance Date") and ending at 5:00 p.m., Dallas, Texas time, on October 30, 2004 (the "Exercise Period"). This Warrant is vested in full as of the Issuance Date and is immediately exercisable by Holder. This Warrant will terminate automatically and immediately upon the expiration of the Exercise Period.

         2. EXERCISE OF WARRANT. This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period. Such exercise shall be accomplished by tender to the Company of the purchase price set forth above as the warrant price (the "Warrant Price"), in cash, by wire transfer or by certified check or bank cashier's check, payable to the order of the Company, together with presentation and surrender to the Company of this Warrant with an executed subscription in substantially the form attached hereto as Exhibit A (the "Subscription"); provided, however, the Company may, in its sole discretion, agree to a cashless exercise procedure with the Holder. Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee (as permitted under Section 3 below). With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date this Warrant, a properly executed Subscription and payment of the Warrant Price is received by the Company (the "Exercise Date"), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Fractional shares of Common Stock will not be issued upon the exercise of this Warrant. In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current market price of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date. In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock as to which this Warrant remains exercisable for.

         3. TRANSFERABILITY AND EXCHANGE.

                  (a) This Warrant, and the Common Stock issuable upon the exercise hereof, may not be sold, transferred, pledged or hypothecated unless the Company shall have been provided with an opinion of counsel, or other evidence reasonably satisfactory to it, that such transfer is not in violation of the Securities Act, and any applicable state securities laws. Subject to the satisfaction of the aforesaid condition, this Warrant and the underlying shares of Common Stock shall be transferable from time to time by the Holder upon written notice to the Company; provided, however, that this Warrant and the underlying shares of Common Stock: (i) may be distributed to any partners or shareholders of Holder as a dividend or liquidation plan; it being acknowledged and agreed that any such transferee, by acceptance of such transfer, will be deemed to have accepted, and to be bound by, the terms of this Warrant; and (ii) except as provided in (i) above, may not be transferred in a private sale without the Holder receiving the prior written consent of the Board of Directors of the Company, which consent may be withheld in the sole discretion of the Board of Directors of the Company. If this Warrant is transferred, in whole or in part, in compliance with the terms and provisions of this Agreement, then the Company shall, upon surrender of this Warrant to the Company, deliver to each transferee a Warrant evidencing the rights of such transferee to purchase the number of shares of Common Stock that such transferee is entitled to purchase pursuant to such transfer. The Company may place a legend similar to the legend at the top of this Warrant on any replacement Warrant and on each certificate representing shares issuable upon exercise of this Warrant or any replacement Warrants. Only a registered Holder may enforce the provisions of this Warrant against the Company. A transferee of the original registered Holder becomes a registered Holder only upon delivery to the Company of the original Warrant and an original Assignment, substantially in the form set forth in Exhibit B attached hereto.

                  (b) This Warrant is exchangeable upon its surrender by the Holder to the Company for new Warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as may be designated by the Holder at the time of such surrender.

         4. ADJUSTMENTS TO WARRANT PRICE AND NUMBER OF SHARES SUBJECT TO WARRANT. The Warrant Price and the number of shares of Common Stock purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events specified in this Section 4. For the purpose of this Section 4, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount (excluding, and subject to any prior rights of, any class or series of preferred stock).

                  (a) In case the Company shall (i) pay a dividend or make a distribution in shares of Common Stock or other securities, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company, then the Warrant Price in effect at the time of the record date for such dividend or on the effective date of such subdivision, combination or reclassification, and/or the number and kind of securities issuable on such date, shall be proportionately adjusted so that the Holder of any Warrant thereafter exercised shall be entitled to receive the aggregate number and kind of shares of Common Stock (or such other securities other than Common Stock) of the Company, at the same aggregate Warrant Price, that, if such Warrant had been exercised immediately prior to such date, the Holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                  (b) In case the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the surviving corporation) of cash, evidences of indebtedness or assets, or subscription rights or warrants, the Warrant Price to be in effect after such record date shall be determined by multiplying the Warrant Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price per share of Common Stock on such record date, less the amount of cash so to be distributed (or the fair market value (as determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company) of the portion of the assets or evidences of indebtedness so to be distributed, or of such subscription rights or warrants, applicable to one share of Common Stock, and the denominator of which shall be such current market price per share of Common Stock. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Warrant Price shall again be adjusted to be the Warrant Price which would then be in effect if such record date had not been fixed.

                  (c) For the purpose of any computation under any subsection of this Section 4, the "current market price" per share of Common Stock on any date shall be the per share price of the Common Stock on the trading day immediately prior to the event requiring an adjustment hereunder and shall be: (i) if the principal trading market for such securities is a national or regional securities exchange, the closing price on such exchange on such day; or (ii) if sales prices for shares of Common Stock are reported by the Nasdaq National Market System or Small Cap Market System (or a similar system then in use), the last reported sales price so reported on such day; or (iii) if neither (i) nor
(ii) above are applicable, and if bid and ask prices for shares of Common Stock are reported in the over-the-counter market by Nasdaq (or, if not so reported, by the National Quotation

Bureau), the average of the high bid and low ask prices so reported on such day. Notwithstanding the foregoing, if there is no reported closing price, last reported sales price, or bid and ask prices, as the case may be, for the day in question, then the current market price shall be determined as of the latest date prior to such day for which such closing price, last reported sales price, or bid and ask prices, as the case may be, are available, unless such securities have not been traded on an exchange or in the over-the-counter market for 30 or more days immediately prior to the day in question, in which case the current market price shall be determined in good faith by, and reflected in a formal resolution of, the Board of Directors of the Company.

                  (d) Notwithstanding any provision herein to the contrary, no adjustment in the Warrant Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Warrant Price; provided, however, that any adjustments which by reason of this subsection (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 4 shall be made to the nearest cent or the nearest one-hundredth of a share, as the case may be.

                  (e) In the event that at any time, as a result of an adjustment made pursuant to subsection (a) above, the Holder of any Warrant thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4, and the other provisions of this Warrant shall apply on like terms to any such other shares.

                  (f) If the Company merges or consolidates into or with another corporation or entity, or if another corporation or entity merges into or with the Company (excluding such a merger in which the Company is the surviving or continuing corporation and which does not result in any reclassification, conversion, exchange, or cancellation of the outstanding shares of Common Stock), or if all or substantially all of the assets or business of the Company are sold or transferred to another corporation, entity, or person, then, as a condition to such consolidation, merger, or sale (a "Transaction"), lawful and adequate provision shall be made whereby the Holder shall have the right from and after the Transaction to receive, upon exercise of this Warrant and upon the terms and conditions specified herein and in lieu of the shares of the Common Stock that would have been issuable if this Warrant had been exercised immediately before the Transaction, such shares of stock, securities, or assets as the Holder would have owned immediately after the Transaction if the Holder had exercised this Warrant immediately before the effective date of the Transaction; it being agreed that if the Transaction is a cash-out merger, then Holder will be entitled to receive in cash the difference between the cash-out merger price less the Warrant Price multiplied by the number of shares of Common Stock then underlying this Warrant, and this Warrant shall be deemed to be canceled.

                  (g) In case any event shall occur as to which the other provisions of this Section 4 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof, then, in each such case, the Company shall effect such adjustment, on a basis consistent with the essential intent and principles established in this Section 4, as may be necessary to preserve, without dilution, the purchase rights represented by this Warrant.

         5. REGISTRATION RIGHTS. The Holder shall be entitled to the benefits of the registration rights set forth in Exhibit C attached hereto.

         6. RESERVATION OF SHARES. The Company agrees at all times to reserve and hold available out of its authorized but unissued shares of Common Stock the number of shares of Common Stock issuable upon the full exercise of this Warrant. The Company further covenants and agrees that all shares of Common Stock that may be delivered upon the exercise of this Warrant will, upon delivery, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the purchase thereof hereunder.

         7. NOTICES TO HOLDER. Upon any adjustment of the Warrant Price (or number of shares of Common Stock purchasable upon the exercise of this Warrant) pursuant to Section 4, the Company shall promptly thereafter cause to be given to the Holder written notice of such adjustment. Such notice shall include the Warrant Price (and/or the number of shares of Common Stock purchasable upon the exercise of this Warrant) after such adjustment, and shall set forth in reasonable detail the Company's method of calculation and the facts upon which such calculations were based. Where appropriate, such notice shall be given in advance and included as a part of any notice required to be given under the other provisions of this Section 7.

In the event of (a) any fixing by the Company of a record date with respect to the holders of any class of securities of the Company for the purpose of determining which of such holders are entitled to dividends or other distributions, or any rights to subscribe for, purchase or otherwise acquire any shares of capital stock of any class or any other securities or property, or to receive any other right, (b) any capital reorganization of the Company, or reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets or business of the Company to, or consolidation or merger of the Company with or into, any other entity or person, or (c) any voluntary or involuntary dissolution or winding up of the Company, then and in each such event the Company will give the Holder a written notice specifying, as the case may be (i) the record date for the purpose of such dividend, distribution, or right, and stating the amount and character of such dividend, distribution, or right; or (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, conveyance, dissolution, liquidation, or winding up is to take place and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such capital stock or securities receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock securities) for securities or other property deliverable upon such event. Any such notice shall be given at least 10 days prior to the earliest date therein specified.

         8. NO RIGHTS AS A STOCKHOLDER. This Warrant does not entitle the Holder to any voting rights or other rights as a stockholder of the Company, nor to any other rights whatsoever except the rights herein set forth.

         9. ADDITIONAL COVENANTS OF THE COMPANY. At such time as the Common Stock is listed for trading on any regional or national securities exchange or Nasdaq (National Market or Small Cap System), the Company shall, upon issuance of any shares for which this Warrant is exercisable, at its expense, promptly obtain and maintain the listing of such shares. The Company shall comply with the reporting requirements of Sections 13 and 15(d) of the Exchange Act for so long as and to the extent that such requirements apply to the Company.

The Company shall not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant. Without limiting the generality of the foregoing, the Company (a) will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, shares of Common Stock issuable from time to time upon exercise of this Warrant, (b) will not increase the par value of any shares of capital stock receivable upon exercise of this Warrant above the amount payable therefor upon such exercise, and (c) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable stock.

         10. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and permitted assigns.

         11. NOTICES. The Company agrees to maintain a ledger of the ownership of this Warrant (the "Ledger"). Any notice hereunder shall be given by registered or certified mail if to the Company, at its principal executive office and, if to the Holder, to its address shown in the Ledger of the Company; provided, however, that the Holder may at any time on three (3) days written notice to the Company designate or substitute another address where notice is to be given. Notice shall be deemed given and received after a certified or registered letter, properly addressed with postage prepaid, is deposited in the U.S. mail.

         12. SEVERABILITY. Every provision of this Warrant is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the remainder of this Warrant.

         13. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to the principles of choice of laws thereof.

         14. ATTORNEYS' FEES. In any action or proceeding brought to enforce any provision of this Warrant, the prevailing party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.

         15. ENTIRE AGREEMENT. This Warrant (including the Exhibits attached hereto) constitutes the entire understanding between the Company and the Holder with respect to the subject matter hereof, and supersedes all prior negotiations, discussions, agreements and understandings relating to such subject matter.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of the date first set forth above.

                                          MAII HOLDINGS, INC.



                                          By:
                                              -------------------------------
                                          Title:
                                                -----------------------------

                                    Exhibit A

                                SUBSCRIPTION FORM


(To be Executed by the Holder to Exercise the Rights To Purchase Common Stock Evidenced by the Within Warrant)

         The undersigned hereby irrevocably subscribes for _______ shares (the "Stock") of the Common Stock of MAII Holdings, Inc. (the "Company") pursuant to and in accordance with the terms and conditions of the attached Warrant (the "Warrant"), and hereby makes payment of $_______ therefor by tendering cash, wire transferring or delivering a certified check or bank cashier's check, payable to the order of the Company. The undersigned requests that a certificate for the Stock be issued in the name of the undersigned and be delivered to the undersigned at the address stated below. If the Stock is not all of the shares purchasable pursuant to the Warrant, the undersigned requests that a new Warrant of like tenor for the balance of the remaining shares purchasable thereunder be delivered to the undersigned at the address stated below.

         In connection with the issuance of the Stock, I hereby represent to the Company that I am acquiring the Stock for my own account for investment and not with a view to, or for resale in connection with, a distribution of the shares in violation of the Securities Act of 1933, as amended (the "Securities Act").

         I understand that because the Stock has not been registered under the Securities Act, I must hold such Stock indefinitely unless the Stock is subsequently registered and qualified under the Securities Act or is exempt from such registration and qualification. I shall make no transfer or disposition of the Stock unless (a) such transfer or disposition can be made without registration under the Securities Act by reason of a specific exemption from such registration and such qualification, or (b) a registration statement has been filed pursuant to the Securities Act and has been declared effective with respect to such disposition. I agree that each certificate representing the Stock delivered to me shall bear substantially the same as set forth on the front page of the Warrant.

         I agree that each certificate representing the Stock delivered to me shall bear substantially the same legend as set forth on the front page of the Warrant.

         I further agree that the Company may place stop orders on the certificates evidencing the Stock with the transfer agent, if any, to the same effect as the above legend. The legend and stop transfer notice referred to above shall be removed only upon my furnishing to the Company of an opinion of counsel (reasonably satisfactory to the Company) to the effect that such legend may be removed.

Date:                                    Signed:
      ----------------------------              --------------------------------
                                         Address:
                                                  ------------------------------

                                    Exhibit B

                                   ASSIGNMENT

    (To be Executed by the Holder to Effect Transfer of the Attached Warrant)


For Value Received __________________________ hereby sells, assigns and transfers to _________________________ the Warrant attached hereto and the rights represented thereby to purchase _________ shares of Common Stock in accordance with the terms and conditions hereof, and does hereby irrevocably constitute and appoint _________________________ as attorney to transfer such Warrant on the books of the Company with full power of substitution.

Dated:                                     Signed:
      ------------------------------               ----------------------------

Please print or typewrite                          Please insert Social Security
name and address of                                or other Tax Identification
assignee:                                          Number of Assignee:

-------------------------------------              ----------------------------

-------------------------------------

-------------------------------------

                                    Exhibit C

                               REGISTRATION RIGHTS


1.       DEFINITIONS

         Affiliate: With reference to any designated Person, any Person that has a relationship with such designated Person whereby either of such Persons directly or indirectly controls or is controlled by or is under common control with the other. For this purpose "control" means the power, direct or indirect, of one Person to direct or cause direction of the management and policies of another, whether by contract, through voting securities or otherwise.

         Commission: The Securities and Exchange Commission or any other governmental body at the time administering the Securities Act.

         Common Stock: The Company's authorized common stock, par value $0.002 per share, as constituted on the date of this Warrant, any stock into which such Common Stock may thereafter be changed and any stock of the Company of any other class, which is not preferred as to dividends or assets over any other class of stock of the Company and which is not subject to redemption, issued to the holders of shares of such Common Stock upon any re-classification thereof.

         Company Securities: Any equity securities proposed to be sold by the Company in the registration statement referred to.

         Person: A corporation, an association, a partnership, a limited liability company, a joint venture, a trust, an organization, a business, an entity, an individual, a government or political subdivision thereof or a governmental body.

         Registrable Securities: Shares of Common Stock underlying the Warrant and any securities of the Company issued with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a combination, recapitalization, share exchange, consolidation or other reorganization of the Company. As to any Registrable Securities, once issued such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 (or any successor provision) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any similar state law then in force, or (iv) they shall have ceased to be outstanding.

         Selling Expenses: All underwriting discounts, selling commissions and stock transfer taxes applicable to the securities registered by the Holder and, except as provided in Section 4 hereof, all fees and disbursements of counsel for the Holder.

Capitalized terms used in this Exhibit C but not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant.

2.       REGISTRATION RIGHTS

         2.1. Registration on Form S-3. The Warrant was issued simultaneously with similar warrants for the purchase of shares of Common Stock (including, without limitation, warrants which may be issued to ___________________________) (the "Other Warrants"). On and after the time that the Company is qualified for the use of Form S-3 (or any similar form or forms promulgated under the Securities Act), persons owning at least a majority of the shares of Common Stock underlying collectively this Warrant and the Other Warrants shall have the right to request one registration on Form S-3 of the Registrable Securities (which request or requests shall be in writing, shall specify the number of shares of underlying Common Stock intended to be sold or disposed of by such holders of Warrants and Other Warrants and shall state the intended method of disposition of such shares); provided that, a registration requested pursuant to this Section 2.1 shall not be deemed to have been effected if (A) a registration statement with respect thereto has been declared effective for a period of less than one hundred eighty (180) days, or (B) after such registration statement has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and such interference lasts for more than ten
(10) days. Upon receiving such request, the Company will promptly give written notice of such requested registration to all other holders of Other Warrants and this Warrant, as applicable.

         2.2. Incidental Registration. If the Company at any time proposes to register any of its equity securities under the Securities Act on any form other than Form S-4 or Form S-8 (or any similar or successor form then in effect), whether or not for sale for its own account, and if the registration form proposed to be used may be used for the registration of Registrable Securities, the Company will in each such case give prompt written notice (and in any event at least 10 business days' prior written notice prior to the filing of such registration statement) to the Holder of the Company's intention to do so, such notice to specify the securities to be registered, the proposed numbers and amounts thereof and the date not less than 20 days thereafter by which the Company must receive the Holder's written indication of whether the Holder wishes to include its Registrable Securities in such registration statement and advising the Holder of its rights under this Section 2.2. Upon the written request of the Holder made on or before the date specified in such notice (which request shall specify the number of Registrable Securities intended to be disposed of by the Holder), the Company will, to the extent permitted under
Section 7, use all commercially reasonable efforts to cause all such Registrable Securities, which the Holder has so requested the registration thereof, to be registered under the Securities Act (with the securities that the Company at the time proposes to register), to the extent requisite to permit the sale or other disposition (in accordance with the intended methods thereof as aforesaid) by the Holder of the Registrable Securities to be so registered.

3.       REGISTRATION PROCEDURES

If and whenever the Company is required by the provisions hereof to effect or cause the registration of any Registrable Securities under the Securities Act as provided herein, the Company will, as expeditiously as possible:

         (a) prepare and file with the Commission a registration statement with respect to such Registrable Securities and use all commercially reasonable efforts to cause such registration statement to become effective;

         (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of at least 180 days (or such shorter period as shall be necessary to complete the distribution of the securities covered thereby) and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

         (c) furnish to counsel for the Holders and each underwriter of the securities being sold by the Holders such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such counsel may reasonably request, in substantially the form in which they are proposed to be filed with the Commission, in order to facilitate the public sale or other disposition of the Registrable Securities owned by the participating Holders;

         (d) use all commercially reasonable efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable the Holders and any underwriter to consummate the disposition in such jurisdictions of such Registrable Securities owned by the participating Holders, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this subsection (d), it would not be obligated to be so qualified, or to subject itself to taxation in any such jurisdiction;

         (e) use all commercially reasonable efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the participating Holders to consummate the disposition of its Registrable Securities;

         (f) notify the participating Holders at any time when a prospectus relating to its Registrable Securities is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in the related registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to the participating Holders and each underwriter a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

         (g) otherwise use all commercially reasonable efforts to comply with all applicable rules and regulations of the Commission;

         (h) notify the Holder of any stop order threatened or issued by the Commission and take all actions reasonably necessary to prevent the entry of such stop order or to remove it if entered; and

         (i) furnish to each Holder participating in the offering a signed counterpart of:

                  (A) any opinion of counsel for the Company, dated the effective date of such registration statement, in form and substance customary for a registration statement of such type (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement),and

                  (B) any "comfort" letter, dated the effective date of such registration statement, in form and substance customary for a registration statement of such type (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement.

The Holders shall be deemed to have agreed by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in subsection (f) above, the Holders will forthwith discontinue their disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the Holders' receipt of the copies of the supplemented or amended prospectus contemplated by said subsection and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in the Holders' possession of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in subsection
(b) above shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received the copies of the supplemented or amended prospectus contemplated by subsection (f) above.

         Each participating Holder shall furnish to the Company in writing such information and documents regarding it and the distribution of its securities as may reasonably be required to be disclosed in the registration statement in question by the rules and regulations under the Securities Act or under any other applicable securities or blue sky laws of the jurisdictions referred to in subsection (d) above.

         If any such registration or comparable statement refers to any participating Holder by name or otherwise as the holder of any securities of the Company, but such reference to such participating Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, then such participating Holder shall have the right to require the deletion of the reference to such participating Holder.

4.       REGISTRATION EXPENSES

         In connection with any registration of Registrable Securities pursuant to Section 2.1 or 2.2, the Company will, whether or not any such registration shall become effective, from time to time promptly upon receipt of bills or invoices relating thereto, pay all expenses (other than Selling Expenses) incident to its performance of or compliance herewith (the "Company Registration Expenses"), including, without limitation, all registration, filing and NASD fees, fees and expenses of compliance with securities or blue sky laws, word processing, duplicating and printing expenses, messenger and delivery expenses, fees and disbursements of counsel for the Company and all independent public accountants and other Persons retained by the Company and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding underwriting commissions and discounts).

5.       INDEMNIFICATION

         (a) The Company will, and hereby does, indemnify, to the extent permitted by law, Holder and each Person, if any, who controls such Holder within the meaning of Section 15 of the Securities Act (collectively, "Holder Indemnified Parties"), from and against all losses, claims, damages, liabilities and expenses, joint or several, to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act and all rules and regulations under each such Act, at common law or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement as contemplated hereby or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the Commission any amendment thereof or supplement thereto), or any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action of or inaction by the Company in connection with any such registration; and in each such case, the Company shall reimburse each such Holder Indemnified Party for any reasonable legal or other expenses incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability, expense, action or proceeding; provided, however, that the Company shall not be liable to any such Holder Indemnified Party insofar as such losses, claims, damages, liabilities, expenses, actions or proceedings are caused by any untrue statement or alleged untrue statement made in reliance on or in conformity with any information furnished in writing to the Company by or on behalf of the Holder Indemnified Party expressly for use therein.

         If the offering pursuant to any registration statement provided for hereunder is made through underwriters, no action or failure to act on the part of such underwriters (whether or not any such underwriter is an Affiliate of any Holder Indemnified Party) shall affect the Company's obligations to indemnify the Holder Indemnified Parties pursuant to the preceding paragraph. If the offering pursuant to any registration statement provided for hereunder is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the Holder Indemnified Parties; provided, however, that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of
Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability, expense, action or proceeding for which indemnification is claimed results from such underwriter's failure to send or give a copy of the amended or supplemented final prospectus, at or prior to the written confirmation of the sale of Registrable Securities, to a Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus.

         In connection with any registration statement in which any Holder is participating, such participating Holder will furnish to the Company in writing such information as shall be reasonably requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities, expenses, actions or proceedings resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in reliance on or in conformity with any information so furnished in writing by such participating Holder expressly for use therein.

         Any Person entitled to indemnification under the provisions of this
Section 5 shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification, and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for hereunder shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel (plus one local counsel or firm of counsel) for all parties indemnified by such indemnifying party hereunder in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder Indemnified Party and shall survive the transfer of such securities by such Holder Indemnified Party.

         (b) If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by subdivision (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, no Holder shall be required to contribute any amount in excess of the amount such Holder would have been required to pay to an indemnified party if the indemnity under subdivision (a) of this Section 5 was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. The obligation of any underwriters to contribute pursuant to this Section 5 shall be several in proportion to their respective underwriting commitments and not joint.

         (c) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 5 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due and payable.

6.       CERTAIN LIMITATIONS ON REGISTRATION RIGHTS

         In the case of a registration under Section 2.2, if the Company determines to enter into an underwriting agreement in connection therewith, all Registrable Securities to be included in such registration shall be subject to such underwriting agreement and no Person may participate in such registration unless such Person agrees to sell such Person's securities on the basis provided in such underwriting agreement and completes and/or executes all questionnaires, indemnities, and other reasonable documents which must be executed under the terms of such underwriting agreement; provided, however, that no such Person shall be required to make any representations or warranties to or agreements with the Company or the underwriters, other than representations, warranties or agreements regarding such Person, its Registrable Securities and its intended method of distribution and any other representation required by law or as customarily given in registrations of such type.

7.       ALLOCATION OF SECURITIES INCLUDED IN REGISTRATION STATEMENT

         In the case of a registration pursuant to Section 2.2, if the Company's managing underwriter shall advise the Company and the Holder in writing that the inclusion in any registration pursuant hereto of some or all of (a) the Registrable Securities sought to be registered by the Holder, and (b) the Company Securities sought to be registered creates a substantial risk that the proceeds or price per unit that will be derived from such registration will be reduced or that the number of securities to be registered is too large a number to be reasonably sold, (i) first, the number of Company Securities (or securities of other Persons exercising "demand rights") sought to be registered shall be included in such registration, and (ii) next, the number of Registrable Securities and other securities of holders exercising "piggyback rights" shall be included in such registration to the extent permitted by the Company's managing underwriter (if the offering is underwritten) with the number of Registrable Securities and such other securities being registered being on a pro rata basis based on the number of securities Holder and each such other holder with "piggyback rights" desire to have registered; provided, however, that, if Holder would be required pursuant to the provisions of this Section 7 to reduce the number of Registrable Securities that it may include in such registration, such Holder may withdraw all or any portion of its Registrable Securities from such registration.

8.       LIMITATIONS ON SALE OR DISTRIBUTION OF SECURITIES

         If a registration hereunder shall be in connection with an underwritten public offering, Holder shall be deemed to have agreed by acquisition of its Registrable Securities not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities and to use its best efforts not to effect any such public sale or distribution of any other equity security of the Company or of any security convertible into or exchangeable or exercisable for any equity security of the Company (other than as part of such underwritten public offering) within 10 days before or 90 days after the effective date of such registration statement. In such event, Holder agrees, if requested, to sign a customary market stand-off letter with the Company's managing underwriter, and to comply with applicable rules and regulations of the Commission.

9.       TRANSFER OF REGISTRATION RIGHTS

         If and to the extent that Holder sells or otherwise disposes of Registrable Securities in any transaction that does not require registration under the Securities Act (other than a transaction exempt under Rule 144), the rights of Holder hereunder with respect to such Registrable Securities will be assignable to the transferee of such Registrable Securities; provided, however, that such transferee agrees in writing to be bound by all the terms and conditions of this Exhibit C.

10.      INVESTIGATION

         In connection with the preparation and filing of each registration statement under the Securities Act pursuant hereto, the Company will give each Holder, and its counsel and accountants, such access to its books and records and such opportunities to discuss the business of the Company with its officers as shall be reasonably necessary to conduct a reasonable investigation within the meaning of the Securities Act, subject however, to the execution of an appropriate confidentiality agreement and, in any event, in compliance with Regulation FD.